NEXALIN TECHNOLOGY, INC.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEXALIN TECHNOLOGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Nexalin Technology, Inc.

1776 Yorktown, Suite 550

Houston, TX 77056

Notice of Annual Meeting of Stockholders

To be held on November 10, 2023

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Nexalin Technology, Inc. (“Nexalin” or the “Company”) will be held in a virtual-only meeting format conducted via live audio webcast located at https://www.cstproxy.com/nexalin/2023 on November 10, 2023 at 10:00 a.m. (Eastern Standard Time).

The following items are scheduled for consideration and action at the Annual Meeting.

1.	Election of five (5) directors;

2.	Approval of the Company’s 2023 Equity Incentive Plan;

3.	Ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023; and

4.	Such other business as may legally come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on October 4, 2023 as the record date for determining the stockholders having the right to notice of and to vote at the Annual Meeting.

Attending the Virtual Meeting

As described in the proxy materials for the Annual Meeting, you are entitled to attend and participate in the virtual Annual Meeting if you were a stockholder of record as of the close of business on October 4, 2023, the record date, or if you hold a legal proxy for the Annual Meeting provided by your bank, broker-dealer, or other similar organization. The accompanying proxy materials include instructions on how to participate in the Annual Meeting and how to vote your shares of the Company’s common stock in the Annual Meeting.

Stockholders attending the Annual Meeting will be in a listen-only mode. However, virtual attendees will be able to vote and submit questions during the Annual Meeting using the virtual Annual Meeting website.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the Annual Meeting.

By order of the Board of Directors

Houston, Texas

October 6, 2023

IMPORTANT: IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE OR MAIL AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

We appreciate your giving this matter your prompt attention.

Important Notice Regarding Availability of Proxy Materials

for the Stockholder Meeting To Be Held On November 10, 2023

THE PROXY MATERIALS FOR THE ANNUAL MEETING, INCLUDING THE ANNUAL REPORT AND
THE PROXY STATEMENT (COLLECTIVELY, THE “PROXY MATERIALS”)
ARE ALSO AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/NEXALIN/2023.

NEXALIN TECHNOLOGY, INC.

1776 Yorktown, Suite 550

Houston, TX 77056

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be Held on November 10, 2023

Proxies in the form enclosed with this statement are solicited by the Board of Directors (the “Board”) of Nexalin Technology, Inc. (“we,” “us,” “our,” the “Company” or “Nexalin Technology”) to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments thereof, to be held on a virtually via the Internet on November 10, 2023 at 10:00 a.m., Eastern Standard Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement. The Company’s principal executive offices are located at 1776 Yorktown, Suite 550, Houston, Texas 77056. The approximate date on which this Proxy Statement and the accompanying Proxy will be mailed to stockholders is October 6, 2023.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on October 4, 2023 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 7,286,562 outstanding shares of common stock, par value $.001 per share (“Common Stock”). Each share of Common Stock is entitled to one vote. Shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning not less than one-half of the shares issued and outstanding on the Record Date are present at the Annual Meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for the election of the five (5) director nominees named in this Proxy Statement; (ii) for the approval of the Company’s 2023 Equity Incentive Plan; (iii) for the ratification of the appointment of Marcum LLP as Nexalin Technology’s independent auditors for the fiscal year ending December 31, 2023; and (iv) in the proxyholders’ discretion, on any other business that may come before the Annual Meeting and any adjournments thereof.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Under Nexalin Technology’s Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; (3) proxies that reflect abstentions will be treated as voted for purposes of determining approval of that proposal and will be counted as votes against that proposal; and (4) proxies that reflect broker non-votes will be treated as not voted for purposes of determining approval of that proposal and may, in some circumstances, be counted as votes against that proposal.

Voting Requirements

Election of Directors. The election of the director nominees will require a plurality of the votes cast on the matter at the Annual Meeting. With respect to the election of directors, votes may be cast in favor of or withheld with respect to each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Approval of the 2023 Equity Incentive Plan. The affirmative vote of the majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to approve this matter. An abstention will be treated as “present” for quorum purposes. Abstentions will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Ratification of the Appointment of Independent Auditors. The affirmative vote of a majority of the votes cast at the Annual Meeting by stockholders entitled to vote at the Annual Meeting is required to approve this matter. An abstention will be treated as “present” for quorum purposes. Abstentions will have the same effect as an against vote on the matter and broker non-votes will have no effect on the matter.

Revocability of Proxy

A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Nexalin Technology at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

Nexalin Technology will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, or employees of Nexalin Technology telephonically, electronically or by other means of communication. Nexalin Technology will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Virtual Meeting Instructions/Q&A

Q:	How can I attend the Annual Meeting?

A:	The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted by webcast and by telephone access (listen-only). You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or if you hold a valid Proxy for the Annual Meeting. There is no physical location for the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/nexalin/2023. You also will be able to vote your Common Stock online by attending the Annual Meeting by webcast.

To attend the Annual Meeting by telephone (listen-only), you may utilize the following:

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 3610470#

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your Proxy card or on the instructions that accompanied your Proxy Materials.

If you hold your Common Shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The Annual Meeting will begin promptly at 10:00 a.m., Eastern Standard Time. If you plan to attend the Annual Meeting, we encourage you to log-in prior to the start time, leaving ample time for check-in. Please follow the registration instructions as outlined in this Proxy Statement.

Q:	How do I register to attend the Annual Meeting virtually on the Internet?

A:	If you are a registered stockholder (i.e., you hold your Common Stock through our transfer agent, Continental Stock Transfer & Trust), you do not need to register to attend the Annual Meeting virtually on the Internet.

If you hold your Common Shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must obtain a Legal Proxy from your intermediary, confirming your power to vote the Common Stock, and submit a copy of such Legal Proxy reflecting your ownership of Common Stock along with your name and email address to Continental Stock Transfer & Trust, the Company’s registrar and transfer agent. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Standard Time, on November 6, 2023.

You will receive a confirmation of your registration by email after receipt of your registration materials.

Q:	Why are you holding a virtual meeting instead of an in-person meeting?

A:	We believe that holding a virtual meeting will enable more of our stockholders to attend and participate in the Annual Meeting since our stockholders can participate from any location around the world with Internet access. Virtual meetings provide expanded access, improved communication and cost savings for us and our stockholders.

PROPOSAL 1

ELECTION OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

Five (5) directors are to be elected at the Annual Meeting. All directors are elected for a term of one year and hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the nominees named below. If any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe that any of these nominees will not be available to serve as a director if elected or re-elected, as applicable.

The following table sets forth the names and ages of each nominee, the positions, and the period during which each has served as a director of Nexalin Technology, if applicable. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All the director nominees have been approved and nominated by the Nominating Committee (described below), with the concurrence of a majority of the Board, for election and/or re-election to the Board.

The names, ages and titles of our director nominees, as of the Record Date, are as follows:

Name	Age	Position
Leslie Bernhard (1)(3)	79	Chairperson of the Board
Mark White	63	President, Chief Executive Officer and Director
David Owens, M.D.	62	Chief Medical Officer and Director
Alan Kazden (1)(2)(3)	62	Director
Ben V. Hu, M.D. (1)(2)(3)	65	Director

(1)	Member/Anticipated Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member/Anticipated Member of the Nominating and Corporate Governance Committee

Set forth below is a brief description of the background and business experience of our director nominees:

Leslie Bernhard, Chairperson of the Board

Ms. Leslie Bernhard is the founder of AdStar, Inc., an electronic ad intake service to the newspaper industry, and previously served as its president, chief executive officer and executive director. Her current and prior service on other public company boards includes Milestone Scientific, Inc., where in addition to being chair Ms. Bernhard was also interim chief executive officer; Sachem Capital Corp., a Connecticut-based real estate investment trust; and Universal Power Group, Inc., a global supplier of power solutions. Ms. Bernhard holds a B.S. Degree in Education from St. John’s University. We believe that Ms. Bernhard’s experience as an entrepreneur and her service as a director of other public corporations will enable her to make an important contribution to the Board.

Mark White, President and Chief Executive Officer, Board of Directors

Mr. Mark White has been with Nexalin since 2012, first as an independent consultant from 2012 to 2018, and then as President and Chief Executive Officer from 2018 to present. Mr. White is a versatile health technology executive with over twenty-five years in leadership roles spanning medical device development, clinical operations and business development. Prior to joining Nexalin, he owned and operated his own clinics and addiction centers, where he witnessed the positive results the technology achieves. Early in his career, Mr. White spent several years building companies and recruiting successful management teams to accelerate growth across several industries. Mr. White attended the University of Houston. We believe that Mr. White’s experience in our business since its inception and his professional background in medical device development make him an important part of our management team and make him a worthy candidate to serve on the Board.

David Owens, M.D., Chief Medical Officer, Board of Directors

Dr. David Owens has been with Nexalin since 2017 when he was named Chief Medical Officer of the Company. Dr. Owens has been involved in numerous medical and software ventures over the past decade. Prior to joining Nexalin, he served with Empiric Systems, LLC, a software company specializing in radiology information systems and PACS viewing systems. He received a degree in chemistry and physics from Furman University and later an M.D. from the Medical University of South Carolina in Charleston. He completed his residency and fellowship at Emory University Hospital in Neuroradiology and Interventional Neuroradiology. We believe that his medical and software background and experience make Dr. Owens well qualified to serve as a member of the Board.

Alan Kazden, Director

Mr. Alan Kazden was an original investor in Nexalin and has served as a Director since 2019. Mr. Kazden has over 30 years of diverse experience consulting with emerging growth companies in strategic business planning, partnering, raising capital, and acting as a virtual CFO. Prior to joining Nexalin, Mr. Kazden worked in various industries such as technology, manufacturing & distribution, real estate, health care, entertainment, and emerging growth companies. He also served as a consultant to the Mayor’s Office and Los Angeles City Council on local tax issues. We believe that Mr. Kazden’s background and experience will provide the Board with a perspective on corporate finance matters. Given his financial experience, the Board has also determined that Mr. Kazden qualifies as the Audit Committee financial expert, pursuant to Item 407(d)(5) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission.

Ben V. Hu., M.D., Director

Dr. Ben V. Hu is a founding investor and stockholder in Nexalin. Dr. Hu is currently in private practice in Ohio, focusing on Ophthalmology. Since 2018, he has advised the Nexalin executive team on market development strategies and clinical trial structures to support marketing and distribution at a global level. Dr. Hu is also an advisor and member of the Board of Directors to Med-logics Inc. a company developing a surgical technology for cataract surgery utilizing a new patented technology. Dr. Hu was awarded his Doctor of Medicine in 1983 from Case Western University and his Chemical Engineering degree from MIT School of Chemical Engineering. We believe that Dr. Hu’s medical and scientific background and experience make him well qualified to serve as a member of the Board.

The Board of Directors recommends a vote “FOR” the election of each director nominee and
Proxies that are signed and returned will be so voted, unless otherwise instructed.

************

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Mark White (1)	63	President and Chief Executive Officer, Director
David Owens, M.D. (2)	62	Chief Medical Officer, Director
Marilyn Elson	70	Chief Financial Officer
Michael Nketiah	48	Senior Vice-President of Quality, Regulatory and Clinical Affairs

(1)	Biographical information is provided above.
(2)	Biographical information is provided above.

Marilyn Elson, Chief Financial Officer

Ms. Marilyn Elson joined Nexalin as Chief Financial Officer in January 2022 and has been a Certified Public Accountant for approximately 35 years providing services for a range of clients including real estate partnerships, corporations, and high net worth individuals. Ms. Elson is a stockholder of the Company. She is a member of U.S. Asian Consulting Group, LLC, which renders advice and consulting services, including services to the Company. Ms. Elson provides services from time to time to a boutique accounting firm whose predecessor Ms. Elson co-founded and of which she was a member. Ms. Elson terminated her ownership status with that firm in order to serve as Comptroller for a medical technology company, guiding the company through a public offering and listing on a stock exchange. Ms. Elson received a B.A. in Accounting from Queens College in 1975 and a M.S. in Taxation from Pace University in 1988.

On September 21, 2023, Ms. Elson provided the Company notice that she will step down as Chief Financial Officer effective November 1, 2023. After such date, Ms. Elson will continue as Controller for Nexalin Technology.

Michael Nketiah, Senior Vice-President of Quality, Regulatory and Clinical Affairs

Mr. Michael Nketiah joined Nexalin as Senior Vice President of Quality, Regulatory and Clinical Affairs in November 2022. Prior to joining Nexalin, he was Vice President Regulatory Affairs at InterVenn Biosciences, VP of Quality and Regulatory Affairs at Tivic Health System, Inc. and VP of Clinical, Quality and Regulatory Affairs with ClearPath Surgical, Inc. Mr. Nketiah received a B.S. in Chemistry from Midwestern State University in 1998, a B.S. in Mechanical Engineering from San Jose State University in 2008, and an M.B.A. from Saint Mary’s College of California in 2015.

Code of Ethics

Nexalin Technology has adopted a code of ethics that applies to its directors, principal executive officer, principal financial officer and other persons performing similar functions. This code of ethics is posted on Nexalin Technology’s web site at https://nexalin.com/code-of-business-conduct-and-ethics. Nexalin Technology will also provide a copy of the Code of Ethics to any person without charge, upon written request addressed to the Chairman of the Board, at the Company’s principal executive office, located at 1776 Yorktown, Suite 550, Houston, Texas 77056.

Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairperson and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations and allows our chairperson to lead the Board in its oversight and advisory roles. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairperson and the Chief Executive Officer to perform their respective duties, the Company believes that having separate persons in these roles enhances the ability of each to discharge those duties effectively and enhances the Company’s prospects for success. The Company also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board has determined that its leadership structure is appropriate and in the best interest of stockholders.

The Board’s Oversight of Risk Management

The Board recognizes that all companies face a variety of risks, including, liquidity/capital accessibility risk, medical product acceptance risk, and operational risk and, in the Company’s case, China operation risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face; (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee; (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile; and (4) integrate risk management into the Company’s decision-making. The Board encourages, and management promotes, a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Committees of the Board

The current members of the Board are Mark White, David Owens, M.D., Rick Morad, Alan Kazden, and Ben Hu, M.D. The Board has standing audit, compensation, and nominating and corporate governance committees (respectively, the “Audit Committee,” the “Compensation Committee,” and the “Nominating Committee”).

Audit Committee

The Audit Committee meets with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee’s purpose is to: (A) assist the Board in its oversight of: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditors’ qualifications and independence; (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors; and (v) the preparation of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”); and (B) to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors. The current members of the Audit Committee are Alan Kazden, Rick Morad and Ben Hu M.D., all of whom are independent as defined in the listing standards of NASDAQ and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). If elected as a director, we anticipate that Leslie Bernhard will serve with Mr. Kazden and Dr. Hu on such committee. A copy of the Audit Committee Charter has been posted on our website at https://nexalin.com/wp-content/uploads/2022/07/Nexalin-Audit-Commitee-Charter.pdf.

Audit Committee Financial Expert

The Board has determined that Alan Kazden is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of NASDAQ and Section 10A(m)(3) of the Exchange Act.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company’s officers, employees, directors, and consultants. The Compensation Committee is comprised of two directors, Alan Kazden and Ben Hu, M.D. A copy of the Compensation Committee Charter has been posted on our website at https://nexalin.com/wp-content/uploads/2022/09/Nexalin-Compensation-Comm-Charter-5-19-22.pdf.

Nominating Committee

The Nominating Committee identifies potential director nominees and evaluates their suitability to serve on the Board. Based on its evaluation, it recommends to the Board the director nominees for Board membership. In addition, the Nominating Committee also evaluates each existing Board member’s suitability for continued service as a director. The current members of the Nominating Committee are Alan Kazden, Rick Morad, and Ben Hu, M.D. If elected as a director, we anticipate that Leslie Bernhard will serve with Mr. Kazden and Dr. Hu on such committee. A copy of the Nominating Committee Charter has been posted on our website at https://nexalin.com/wp-content/uploads/2022/09/Nexalin-Nominating-Comm-charter-5-19-22-.pdf.

The Nominating Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Nominating Committee’s criteria for evaluating potential candidates include the following: (i) an understanding of the Company’s business environment; and (ii) the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Nominating Committee considers director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board.

The Nominating Committee may also receive suggestions from current Board members, the Company’s executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating Committee for such candidates. The Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Nominating Committee as a potential candidate, it may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of all other information about other candidates that it might be evaluating for membership on the Board. In certain instances, Nominating Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Board Diversity Matrix

The table below provides an enhanced disclosure regarding the diversity of the members of our Board of Directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of October 6, 2023)
Total Number of Directors	5
	Female	Male	Non-Binary	Gender Undisclosed
Directors	-	5	-	-
Demographic Information:
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	4	-	-
LGBTQ+	-	-	-	-

Attendance at Committee and Board Meetings

In 2022, the Board held a total of eight (8) meetings and acted by written consent eight (8) times. Each of our directors attended at least 75% of the Board meetings. Our committees did not meet in 2022. It is our policy to invite and encourage all the directors to attend the Annual Meeting.

Director Independence

The Board has determined that Alan Kazden, Ben Hu M.D. and Leslie Bernhard (the “Independent Directors”) are independent, as that term is defined in the listing standards of NASDAQ. The NASDAQ criteria for director independence include various objective standards and a subjective test. A member of the Board of Directors is not considered independent under the objective standards if, for example, he or she is, or at any time during the past three years was, employed by the Company. The subjective test under NASDAQ criteria for director independence requires that each independent director not have a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The subjective evaluation of director independence by the Board of Directors was made in the context of the objective standards referenced above. In making its independence determinations, the Board of Directors considered the transactions and other relationships between the Company and each director and his or her family members and affiliated entities, as well as, all equity awards, if any, to the Independent Directors for the year ended December 31, 2022, disclosed in “Non-Employee Director Compensation” below. The Board of Directors determined that there were no transactions or other relationships that exceeded NASDAQ objective standards and none would otherwise interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Stockholder Communication with the Board

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee, or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the Company, “c/o Corporate Secretary” at 1776 Yorktown, Suite 550, Houston, TX 77056. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material, or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding stock ownership of all persons known by Nexalin Technology to own beneficially more than five percent (5%) of Nexalin Technology’s outstanding common stock, Named Executive Officers, and all directors of Nexalin Technology as a group:

Names of Beneficial Owner (1) Executive Officers and Directors	Shares of Common Stock Beneficially Owned (2)	Percentage
Mark White	781,554 (3)	10.52%
David Owens, M.D.	283,495 (4)	3.82%
Marilyn Elson and Leonard Osser	944,744 (5)	12.72%
Alan Kazden	85,631 (6)	1.15%
Ben V. Hu, M.D.	165,636 (7)	2.23%
Rick Morad	170,126 (8)	2.29%
Michael Nketiah	-	-
All directors & executive officers as a group (seven persons)	2,431,186	32.73%

(1)	The addresses of the persons named in this table are as follows: Mark White, David Owens, M.D., Marilyn Elson and Leonard Osser, Alan Kazden, Ben V. Hu, M.D., Rick Morad, and Michael Nketiah: 1776 Yorktown, Suite 550, Houston, TX 77056.
(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the record date, October 4, 2023, upon the exercise of options and warrants or conversion of convertible securities as applicable. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within sixty (60) days from October 4, 2023, have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. The percentages for each beneficial owner are determined based on dividing the number of shares of common stock beneficially owned by the sum of the outstanding shares of common stock on October 4, 2023 and the number of shares underlying options exercisable and convertible securities convertible within sixty (60) days from October 4, 2023 held by the beneficial owner.
(3)	Includes 447,427 shares to be issued to Mr. White pursuant to stock option grants under the terms and conditions of his employment agreement and 25,000 warrants to purchase common stock.
(4)	Includes 139,821 shares to be issued to Dr. Owens pursuant to stock option grants under the terms and conditions of his employment agreement and 2,500 warrants to purchase common stock.
(5)	Includes 835,244 shares and 109,500 warrants to purchase common stock held jointly by Ms. Elson and Leonard Osser, her spouse.
(6)	Includes 2,500 warrants to purchase common stock. All shares and warrants are owned by the Alan and Natalie Kazden Family Trust. Mr. Kazden has voting and dispositive control over all of such shares.
(7)	Includes 161,470 shares and shares held by Mr. Hu, 3,582 shares held jointly by Mr. Hu and Amy Lun Hu, his spouse, and 584 shares held jointly by Mr. Hu and David D. Hu, his son.
(8)	Includes shares owned by Mr. Morad individually and through the Rick Morad Family Trust, and his individual retirement account.

SUMMARY COMPENSATION TABLE

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2021 and 2022 by Nexalin Technology’s (i) chief executive officer and (ii) highly compensated executive officers, other than the chief executive officer, who were serving as executive officers at the end of the 2022 fiscal year and whose salary as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonuses	Stock Awards	Total
Mark White	2021	$175.000	$5,000	$404,132	$584,132
Chief Executive Officer	2022	$191,292	-	-	191,292
Marilyn Elson	2021	-	-	-	-
Chief Financial Officer (1)(2)	2022	$345,000	-	-	$345,000
David Owens, M.D.	2021	-	-	$293,750	$293,750
Chief Medical Officer (3)	2022	-	-	-	-
Michael Nketiah	2021	-	-	-	-
Senior Vice President of Quality, Regulatory and Clinical Affairs (4)	2022	$32,080	-	-	$32,080

(1)	Marilyn Elson was appointed as our Chief Financial Officer on January 11, 2022 at an annual salary of $360,000 per annum. The compensation table does not include payments due to U.S. Asian Consulting Group, LLC, an entity which provides consulting services to the Company and of which Ms. Elson is a member.
(2)	Ms. Elson has notified the Company that she will resign as Chief Financial Officer effective November 1, 2023.
(3)	Dr, David Owens had no 2022 compensation due to waiver of his 2022 compensation.
(4)	Michael Nketiah was retained by the Company effective November 15, 2022 to serve as its Senior Vice President of Quality, Clinical and Regulatory. His compensation agreement with the Company provides for a base salary of $250,000 per annum. The amount shown reflects his compensation received during the year ended December 31, 2022.

Non-Employee Director Compensation

Each non-employee director elected to our board of directors receives shares of our common stock equal to $35,000 per annum. In August 2022, Mr. Morad, Dr. Hu and Mr. Kazden were each issued 5,833 shares of the Company’s stock for their 2022 services.

Our policy of compensating our non-employee directors is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Employment Contracts

The Company entered into an employment agreement with Mark White, as Chief Executive Officer, in July 2023. Pursuant to the employment agreement, Mr. White will be compensated at the annual rate of $300,000. Mr. White is eligible to receive an annual bonus of up to $120,000 based on performance criteria set by the Compensation Committee, in addition to certain stock option grants under the 2023 Equity Incentive Plan as more fully described in the section of this proxy titled “The 2023 Equity Incentive Plan,” if and as approved by the stockholders. The Company has also provided a monthly $1,500 automobile allowance to Mr. White.

In July 2023, the Company entered into a services agreement with David Owens, M.D. Pursuant to that services agreement, Dr. Owens’s compensation would be composed of certain stock option grants under the 2023 Equity Incentive Plan as more fully described in the section of this proxy titled “Summary of the 2023 Equity Incentive Plan,” if and as approved by the stockholders. The Company has also provided a monthly $1,300 automobile allowance to Dr. Owens.

In July 2023, the Company entered into a services agreement with Michael Nketiah, as Senior Vice President, Quality, Regulatory and Clinical Affairs. Pursuant to that employment agreement, Mr. Nketiah will be compensated at the annual rate of $250,000. Mr. Nketiah is eligible to receive an annual bonus of up to $30,000 based on performance criteria set by the Compensation Committee, in addition to certain stock option grants under the 2023 Equity Incentive Plan as more fully described in the section of this proxy titled “Summary of the 2023 Equity Incentive Plan,” if and as approved by the stockholders.

Objective of Executive Compensation Program

The primary objective of the executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture of Nexalin Technology. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Nexalin Technology strives to promote an ownership mentality among key leadership and the Board of Directors.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation procedures for the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth of strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Nexalin Technology does not currently engage any consultant to advise on executive and/or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the price of Nexalin Technology’s common stock is subject to a variety of factors outside of Nexalin Technology’s control. Nexalin Technology does not have an exact formula for allocating between cash and non-cash compensation.

Annual CEO compensation consists of a base salary component, a bonus component (payable in a mix of cash and stock) and stock option grants, subject to and contingent upon stockholder approval of the 2023 Equity Incentive Plan. It is the Compensation Committee’s intention to set totals for the CEO for cash compensation sufficiently high enough to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the other stakeholders.

The CEO’s current and prior compensation is considered in setting future compensation. To some extent, the compensation plan is based on the market and the companies that compete for executive management. The elements of the plan (e.g., base salary, bonus, and equity incentive compensation) are like the elements used by many companies. The exact base pay, long term equity incentives, and bonus amounts are chosen to balance the competing objectives of fairness to all stakeholders and attracting and retaining executive managers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish us with copies of all forms they file pursuant to Section 16(a) of the Exchange Act.

To the best of the Company’s knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all filing requirements applicable to its officers, directors and greater than 10% stockholders pursuant to Section 16(a) of the Exchange Act were complied with during the year ended December 31, 2022, except as set forth below.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2022 were complied with by each person who at any time during the 2022 fiscal year was a director or an executive officer or held more than 10% of our common stock, except for the following: Following a review of our stock records, it was discovered that Mr. White did not report his acquisition of 25,000 warrants, Dr. Owens failed to report his acquisition of 2,500 warrants, Ms. Elson failed to report her acquisition of 9,500 warrants, and Mr. Kazden failed to report his acquisition of 2,500 warrants. Each of Mr. White, Dr. Owens, Ms. Elson, and Mr. Kazden filed a late Form 4 on October 5, 2023. The late filings were due to administrative oversight by the Company’s stock administration.

Certain Relationships and Related Transactions

On May 9, 2018, the Company entered into a five-year consulting agreement with U.S. Asian Consulting Group, LLC (“U.S. Asian”). In March 2021, the Company agreed to extend the consulting agreement for an additional period of eight years upon the closing of our initial public offering. The two members of U.S. Asian are stockholders in the Company, with Marilyn Elson having been appointed Chief Financial Officer of the Company on January 11, 2022. Pursuant to the consulting agreement, U.S. Asian provides consulting services to the Company with regard to, among other things, corporate development and financing arrangements. The Company pays U.S. Asian $10,000 per month for services rendered pursuant to the consulting agreement.

Under our agreements with U.S. Asian Consulting Group LLC, U.S. Asian was granted a right to appoint one director to our Board of Directors. To date, U.S. Asian has not exercised this right.

Our principle executive office is located at 1776 Yorktown, Suite 550, Houston, Texas 77056. Under ASC 842 “Leases,” we have two separate sub-leases (through IIcom Strategic Inc. controlled and owned by our Chief Executive Officer) totaling approximately 4,000 square feet of office space under operating leases. Our lease payments totaled approximately $48,000 in 2021. Management and supporting staff are hosted at this location. Our lease payments for fiscal year 2022 were $54,000. Our lease costs for 2023 will also be $54,000 for the year. The sub-leases are due to expire in 2024. Pursuant to the sublease, we pay the third-party landlord (not the sub-landlord) all direct and indirect rent costs under the primary lease directly for the leased premises. No additional payments are made to the Chief Executive Officer or the entity controlled by him.

PROPOSAL 2

APPROVAL OF THE COMPANY’S 2023 EQUITY INCENTIVE PLAN

(ITEM 2 ON THE PROXY CARD)

On June 30, 2023, the Board, upon recommendation of the Compensation Committee, approved and adopted, subject to approval by our stockholders, the Nexalin Technology, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan became effective on June 30, 2023. The 2023 Plan permits the grant of non-statutory and incentive stock options, restricted stock awards, performance awards, stock bonus awards, non-employee director awards, and other stock-based awards. Subject to adjustment, the maximum number of shares of our common stock to be authorized for issuance under the 2023 Plan is 1,500,000 shares.

The Board has promised to grant fully vested stock options to Mark White and Dr. David Owens, respectively, each on July 1, 2023, following, and subject to, stockholder approval of the 2023 Plan. The promised option grants to Mr. White will have a grant date value of $400,000. The promised option grants to Dr. Owens will have a grant date exercise value of $125,000.

In addition, the Board has committed to granting certain “Promised Awards” (as defined below) to Mr. White, Dr. Owens and Mr. Michael Nketiah. These Promised Awards (which will be granted following, and subject to, stockholder approval of the 2023 Plan) are stock options to Mr. White, Dr. Owens and Mr. Nketiah, consisting of options to purchase $840,000 of Common Stock, options to purchase $585,000 of Common Stock and options to purchase $90,000 of Common Stock, respectively (assuming maximum performance-based and service-based vesting conditions applicable to such Promised Awards).

As used herein, “Promised Awards” means those stock options that have been promised or will be promised to be granted pursuant to the 2023 Plan, subject to stockholder approval of the 2023 Plan.

The following description of the 2023 Plan is a summary and is qualified in its entirety by reference to the 2023 Plan, a copy of which is annexed hereto as Appendix A to this Proxy Statement.

Summary of the 2023 Equity Compensation Plan

Below is a summary of the key terms of Company’s 2023 Plan, which is qualified in its entirety by reference to the text of the 2023 Plan, a copy of which is attached to this Proxy Statement as Appendix A. The following description is intended to be a summary and does not purport to be a complete statement of the terms of the 2023 Plan. Accordingly, this summary is qualified in its entirety by reference to Appendix A.

Purpose. The purpose of the 2023 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen the Company’s ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of its stockholders and to help build loyalty to the Company through recognition and the opportunity for stock ownership.

Types of Awards. The 2023 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), non-qualified stock options and restricted stock awards.

Administration. The 2023 Plan will be administered by the Compensation Committee of the Board of Directors (the “Committee”), which may in turn delegate administrative authority to one or more of our executive officers.

Stock Reserved Under the Stock Plan. The aggregate number of shares of Common Stock that may be issued pursuant to equity awards granted under the 2023 Plan may not exceed 1,500,000 shares as adjusted for stock splits, stock dividends, combinations and the like). If any outstanding award granted under the 2023 Plan should for any reason expire, be cancelled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall become available for subsequent grants of awards under the 2023 Plan.

Eligibility. Incentive stock options may be granted only to employees of the Company, or a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) of the Company. Equity awards other than incentive stock options may be granted to employees, non-employee directors, and consultants.

Stock Options. Each stock option granted under the 2023 Plan shall be evidenced by a written stock option agreement between the optionee and the Company and shall be subject to the following conditions:

●	Term. An option may not be exercisable after the expiration of 10 years from the date of its grant or. at the discretion of the Committee, unless otherwise determined by the Committee; provided that, in the case of an incentive stock option, such exercise period shall not exceed 5 years from the date of grant. A person holding stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (a “10% Stockholder”) may not be granted an incentive stock option unless the option is not exercisable after the expiration of 5 years from the date of grant.

●	Exercise Price. The exercise price of an option must not be less than 100% of the fair market value of the Company’s common stock on the date of grant. A 10% Stockholder may not be granted an incentive stock option unless the exercise price of such option is at least 110% of the fair market value of the Company’s common stock on the date of grant.

●	Exercise of the Option. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined at the time of grant by the Committee. The 2023 Plan permits the Committee to accelerate the vesting of options at any time. An option is exercised by giving written notice of exercise and by tendering full payment of the exercise price.

●	Termination of Employment. In the event of termination of employment, the option may be exercised as provided in the stock option agreement or corresponding employment contract, as the case may be, for a period after the end of employment. In certain circumstances, such as death or disability, the 2023 Plan specifies an exercise after the termination of employment.

●	Assignability. Except as otherwise determined by the Committee, options granted under the 2023 Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and options may be exercised or otherwise realized, during the lifetime of the holder, only by the holder or by his or her guardian or legal representative.

Restricted Stock Awards. The 2023 Plan provides that the Board may award grants of restricted stock on terms that it may determine, subject to such terms and conditions, consistent with the other provisions of the 2023 Plan. A restricted stock award may be awarded in consideration for past or future services actually or to be rendered to the Company. Shares of common stock awarded under a restricted stock award agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

Adjustment upon Changes in Capitalization. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the price per share of options, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

Change in Control. Upon the occurrence of a Change in Control (as that term is defined in the 2023 Plan), each option then outstanding, but not yet exercisable, shall thereupon become fully exercisable.

Amendment or Termination of the 2023 Plan. The Board of Directors may, at any time, suspend, terminate, modify or amend the 2023 Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the 2023 Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. No such suspension, termination, modification, or amendment of the 2023 Plan may adversely affect any award previously granted, unless the written consent of the holder is obtained.

Vesting. Except as provided below, in the case of awards granted with vesting conditions based upon performance based and service-based objectives, such awards shall be granted subject to terms providing for the right of exercise or lapse of any vesting obligations over the period involving such performance. Notwithstanding the foregoing, the following awards do not comply with the exercise and vesting requirements:

●	awards providing for acceleration or waiver of the minimum restrictions upon a change in control in accordance with the provisions described below or upon the participant’s death or disability;

●	substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company; and

●	termination of service for cause.

The Compensation Committee expects that options and awards will normally, but not always, vest in three increments.

Federal Income Tax Consequences. We believe that under current law the following U.S. Federal income tax consequences generally would arise with respect to option awards under the 2023 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. The summary does not purport to be complete and does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income or gain may be taxable. Each participant has been, and is, encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the plan.

Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the grantee. The exercise of a non-qualified stock option will require an employee to include in his or her gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares. Nexalin Technology, subject to the provisions of Section 162(m) of the Code, will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to Nexalin Technology or its employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a “disqualifying disposition”), he or she will realize no compensation income and any gain or loss that he or she realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee’s alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

Other Awards. With respect to other awards granted under the 2023 Plan, including stock bonuses, other stock-based awards and cash awards, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares of Common Stock or other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits Under the 2023 Plan

Future awards under the 2023 Plan will be granted in the discretion of the Compensation Committee. With the exception of the Promised Awards, the type, number, recipients, and other terms of such future awards cannot be determined at this time. The Compensation Committee approved the grant of the Promised Awards to certain employees and service providers of the Company as described above, which will be granted following, and subject to, stockholder approval of the 2023 Plan, and, if granted, would reduce the shares available for future issuance pursuant to the 2023 Plan. No other awards have been granted under the 2023 Plan that are subject to stockholder approval of this proposed 2023 Plan.

Vote Required and Recommendation of the Board

The affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 2.

The Board of Directors recommends a vote “FOR” approval of the Company’s 2023 Equity Incentive Plan and
Proxies that are signed and returned will be so voted, unless otherwise instructed.

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PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

(ITEM 3 ON THE PROXY CARD)

The independent registered public accounting firm, Friedman LLP (“Friedman”), had been our independent auditor since 2020. Effective September 1, 2022, Friedman combined with Marcum LLP (“Marcum”) and continued to operate as an independent registered public accounting firm. On October 13, 2022, the Audit Committee of the Board of the Company approved the dismissal of Friedman and the engagement of Marcum to serve as the independent registered public accounting firm of the Company. The services previously provided by Friedman will now be provided by Marcum LLP.

Marcum’s audit report appears in the Annual Report. A representative of Marcum will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Marcum to serve as independent auditors to conduct an audit of Nexalin Technology’s financial statements for the 2023 fiscal year. However, the Board is submitting this matter to Nexalin Technology’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Marcum and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Nexalin Technology and the stockholders.

Vote Required and Recommendation of the Board

The affirmative vote of at least a majority of the votes cast at the Annual Meeting is required to approve this Proposal No. 3.

The Board of Directors recommends a vote “FOR” ratification of the appointment of the independent auditors and
Proxies that are signed and returned will be so voted, unless otherwise instructed.

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Audit Fees

Nexalin Technology incurred aggregate audit and financial statement review fees of approximately $146,250 from Friedman and Marcum for 2022. Nexalin Technology incurred audit and financial statement review fees of approximately $110,000 from Friedman for 2021. These fees include fees for professional services rendered for the audit of our annual financial statements and the review of financial statements included in our reports on Form 10-Q, or services that are normally provided in connection with statutory and regulatory filings and fees related to registration statements.

Tax Fees

Nexalin Technology did not incur tax fees from Friedman or Marcum in either 2022 or 2021.

Audit-Related Fees

Nexalin Technology did not incur audit-related fees from Friedman or Marcum in either 2022 or 2021.

All Other Fees

Nexalin Technology did not incur other accounting fees from Friedman and Marcum in either 2022 or 2021.

Audit Committee Administration of the Engagement

The engagements with Friedman and Marcum as the Company’s principal accountants were approved in advance by the Board and the Audit Committee. No non-audit or non-audit related services were approved by the Audit Committee in either 2022 or 2021.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by the independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to preapprove services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by the independent accountants have been pre-approved by the Audit Committee to assure that such services do not impair the auditors’ independence from us.

Changes in Company’s Independent Registered Public Accountant

During the two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through June 30, 2023, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Friedman or Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman or Marcum, would have caused Friedman or Marcum to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years. Also, during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Friedman and Marcum’s reports on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2022 and 2021 and through October 6, 2023, neither the Company nor anyone on its behalf consulted with Marcum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

AUDIT COMMITTEE REPORT

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2022 and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Friedman LLP and Marcum LLP, the matters required to be discussed by the Statement on Auditing Standards No. 16, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from Friedman LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Friedman LLP and Marcum LLP its independence from Nexalin Technology and its management. Friedman LLP and Marcum LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report.

Submitted by the Audit Committee:

Rick Morad
Alan Kazden
Ben V. Hu, M.D.

The above Audit Committee report is not deemed to be “soliciting material,” and is not “filed” with the SEC.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Corporate Secretary, Nexalin Technology, Inc., 1776 Yorktown, Suite 550, Houston, Texas 77056.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors, and Other Business of Stockholders

Stockholders interested in presenting a proposal or nominating a person for election as a director for consideration at the annual meeting of stockholders in 2024 (the “2024 Meeting”) must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s proxy materials for the 2024 Meeting, the stockholder must give the Company written notice of the proposal and/or director nominee which must be received by our Corporate Secretary no later than January 1, 2024. A stockholder who wishes to make a proposal at the next annual meeting of stockholders without including the proposal in our proxy statement must notify us not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next annual meeting of stockholders will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to the Corporate Secretary, Nexalin Technology, Inc., 1776 Yorktown, Suite 550, Houston, Texas 77056.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Electronic Availability of Proxy Statement and Annual Report

As required by SEC rules, we are making this Proxy Statement and our Annual Report available to stockholders electronically via the Internet at https://www.cstproxy.com/nexalin/2023.

If you received a paper copy of this Proxy Statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on https://www.cstproxy.com/nexalin/2023. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you reduce the amount of mail you receive and help preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at https://www.cstproxy.com/nexalin/2023. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at https://www.cstproxy.com/nexalin/2023.

The Annual Report accompanies the proxy materials being provided to all stockholders. We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, additional copies of the Annual Report including the financial statements and financial statement schedules included therein. All such requests should be directed to Corporate Secretary, Nexalin Technology, Inc., 1776 Yorktown, Suite 550, Houston, Texas 77056.

By order of the Board of Directors

Houston, Texas

October 6, 2023

Appendix A

Nexalin Technology, Inc. 2023 Equity Incentive Plan

[See Attached.]

NEXALIN TECHNOLOGY, INC.
2023 EQUITY INCENTIVE PLAN

1.	Purpose; Types of Awards; Construction.

The purpose of the Nexalin Technology, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended and restated, is to align the interests of officers, other key employees, consultants and non-employee directors of Nexalin Technology, Inc. (the “Company”) and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. To further such purposes, the Committee may grant Incentive Stock Options, Nonqualified Options and restricted shares of the Company’s Common Stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act and of Section 162(m) of the Code (as hereinafter defined), and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2.	Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated below:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Holder in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Cause”, when used in connection with the termination of a Holder’s employment by the Company or the cessation of a Holder’s service as a consultant or a member of the Board, shall mean (i) the conviction of the Holder for the commission of a felony, or (ii) the willful and continued failure by the Holder substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Holder in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on a Holder’s part shall be considered “willful” unless done, or omitted to be done, by the Holder in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

(d) “Change in Control” shall mean the occurrence of the event set forth in any of the following paragraphs:

(i)	any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)	there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of this Section 2(d), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean a committee established by the Board to administer the Plan.

(g) “Common Stock” shall mean shares of common stock, $.001 par value, of the Company.

(h) “Company” shall mean Nexalin Technology, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(i) “Disability” shall mean a Holder’s inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Holder and acceptable to the Company.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(k) “Fair Market Value” on any given date means the fair market value of the Common Stock determined in good faith by the Committee; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, that if the Committee determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Committee may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan, in accordance with Treasury Regulation § 1.409A-1(b)(5)(iv)(B).

(l) “Holder” shall mean a person who receives an award under the Plan.

(m) “Incentive Stock Option” shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(n) “Non-Employee Director” shall mean a member of the Board who is not an employee of the Company.

(o) “Nonqualified Option” shall mean an Option that is not an Incentive Stock Option.

(p) “Option” shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

(q) “Option Price” shall mean the exercise price of the shares of Common Stock covered by an Option.

(r) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(s) “Plan” shall mean this Nexalin Technology, Inc. 2023 Equity Incentive Plan.

(t) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(u) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(v) “Surrendered Award” shall have the meaning set forth in Section 15 hereof.

(x) “Tax Event” shall have the meaning set forth in Section 19 hereof.

(y) “Ten Percent Stockholder” shall mean a Holder who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.	Administration.

The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code.

The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant awards; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Non-Employee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Holders of any awards under this Plan.

The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4.	Eligibility.

Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Non-Employee Directors as well as any other person who provides services to the Company. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5.	Stock.

The maximum number of shares of Common Stock available for the grant of awards under the Plan shall be 1,500,000, subject to adjustment as provided in Section 14 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

If any outstanding award under the Plan should for any reason expire, be cancelled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation that does not meet the tax code requirements for a qualified retirement plan and is not subject to most of the requirements of ERISA. With respect to any payments not yet made to a Holder or obligation to deliver shares of Common Stock pursuant to an Option or other award, nothing contained in the Plan or any Option or other award agreement shall give any Holder any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, shares of Common Stock, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Holder. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law. If the Company takes any action to reserve shares of Common Stock to be available under the Plan, it may withdraw the reservation at any time, in whole or in part.

6.	Terms and Conditions of Options.

Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

(a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

(b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

(c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Sections 13 or 14 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

(d) Medium and Time of Payment. The Option Price multiplied by the number of shares of Common Stock exercised by the Holder shall be paid in full at the time of exercise must be made in cash, unless the Committee, in its discretion, permits a different form of payment, which may include any of the following, or a combination thereof:

(i)	a cashless exercise program adopted by the Company in connection with the Plan or a specific Option Agreement; or

(ii)	surrender of other shares of Common Stock which (i) shall be valued at their Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such shares of Common Stock, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

(e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed five (5) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

(f) Termination. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to a Holder who is an employee or service provider of the Company, the Holder is then in the employ of or providing services to the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Holder has remained continuously so employed or engaged since the date of grant of the Option and (ii) with respect to a Holder who is a Non-Employee Director, the Holder is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment or engagement of a Holder shall terminate or the service of a Holder as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Holder that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

(g) Death or Disability of Holder. If a Holder shall die while employed by or providing services to the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Holder’s employment or cessation of such Holder’s service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Holder’s employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Holder (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Holder or by his beneficiary, at any time within one year after the death or Disability of the Holder (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Holder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

(h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

7.	Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8.	Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Non-Employee Director or a consultant to the Company.

(a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Holder during any calendar year shall not exceed $100,000.

(b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.	Shares of Restricted Stock.

Each grant of restricted stock will contain the terms and conditions, if any, as the Committee deems appropriate. A restricted stock award may be awarded in consideration for past or future services actually or to be rendered to the Company. Shares of common stock awarded under a restricted stock grant may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Committee.

10.	Bonus Stock and Awards in Lieu of Obligations.

The Committee is authorized to grant shares of Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, in the case of Holders subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of shares or other awards are exempt from liability under Section 16(b) of the Exchange Act. Shares of Common Stock or other awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

11.	Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to any Holder such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan. Other stock-based awards may be granted to Holders either alone or in addition to other awards granted under the Plan, and such other stock-based awards shall also be available as a form of payment in the settlement of other awards granted under the Plan. The Committee shall determine the terms and conditions of such other awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity, provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other awards, or other property, as the Committee shall determine.

12.	Form and Timing of Payment under Awards; Deferrals.

Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company upon the exercise of an award or settlement of an award hereunder may be made in such forms as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of any exchange on which the shares of Common Stock are traded. The settlement of any award hereunder may be accelerated, and cash paid in lieu of shares of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control), whether or not the Option or award agreement has provided for such ability of the Committee. Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may be limited to the amount if any by which the Fair Market Value of a share of Common Stock on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee, including the consent provisions thereof in the case of any deferral of an outstanding award not provided for in the original award agreement or permitted at the election of the Holder on terms and conditions established by the Committee. The acceleration of the settlement of any award, and the payment of any award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments.

13.	Change in Control.

In the event of a Change in Control, each outstanding award will be treated as the Committee determines without Holder’s consent, including, without limitation, that:

(i)	the award will be assumed, or substantially equivalent award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices;

(ii)	outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent any awards are not exercised, if the Committee determines, reasonable prior written notice of which acceleration and termination shall be given to Holder, terminate such unexercised awards upon or immediately prior to the effectiveness of such Change in Control;

(iii)	(A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of Holder’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction, the Committee determines in good faith that no amount would have been attained upon the exercise of such award or realization of Holder’s rights, then such award may be terminated by the Company without payment), or (B) the replacement of such award with other rights or property for equivalent value selected by the Committee in its sole discretion; or

(iv)	any combination of the foregoing.

In taking any of the actions permitted under this Section 13, the Committee will not be obligated to treat all awards held by others, all awards held by Holder, or all awards of the same type, similarly.

For the purposes of this Section 13, an award will be considered assumed if, following the Change in Control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an award, for each share of Common Stock subject to such award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13 to the contrary, if an award vests, is earned or paid-out upon the satisfaction of one or more performance goals, such award will not be considered assumed if the Company or its successor modifies any of such performance goals without Holder’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid award assumption.

Notwithstanding anything in this Section to the contrary, if a payment is subject to Code Section 409A and if the change in control definition contained in this Plan does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section 13 will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

The Committee, in its discretion, may provide for vesting acceleration of an Option or other award in connection with a Change in Control as set forth in this Plan or in any individual Option or other award agreement.

14.	Effect of Certain Changes.

In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of shares of Common Stock, or other similar transactions affecting the equity securities of an Option or other award, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding Options or other awards, and the price per share of Options or other awards, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

15.	Surrender and Exchange of Awards.

The Committee may permit the voluntary surrender of all or a portion of any Option or other award granted under the Plan or any option or award granted under any other plan, program or arrangement of the Company or any Subsidiary (“Surrendered Award”), to be conditioned, in the case of an Option, upon the granting to the Holder of a new Option for the same number of shares of Common Stock as the Surrendered Award, or may require such voluntary surrender as a condition precedent to a grant of a new Option or other award to such Holder. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

16.	Period During Which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is approved by the Stockholders of the Company, unless the Board shall terminate the Plan at an earlier date.

17.	Nontransferability of Options.

Except as otherwise determined by the Committee, Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised or otherwise realized, during the lifetime of the Holder, only by the Holder or by his guardian or legal representative.

18.	Approval of Stockholders.

The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the Stockholder approval mentioned herein) shall be subject to the approval of Company’s Stockholders, which approval must occur within twelve months of the date the Plan is adopted by the Board. The effectiveness of any Awards granted pursuant to this Plan prior to such shareholder approval shall be specifically subject to and conditioned upon, and no such Award shall be deemed granted, vested or exercisable until, such shareholder approval. If the Plan is not so approved by the Company’s shareholders, the Plan shall not become effective, and shall terminate immediately, and any Awards previously granted pursuant to the Plan shall thereupon be automatically canceled and deemed to have been null and void ab initio.

19.	Agreement by Holder Regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option or settlement or delivery of another award of Common Stock under the Plan (each a “Tax Event”), each Holder who is not a Non-Employee Director or independent contractor shall agree that no later than the date of the Tax Event, such Holder will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such a Holder may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Holder. In addition, the Committee shall make appropriate arrangements regarding payment of FICA tax required to be withheld with respect to amounts deferred upon such FICA tax being payable, and such arrangements may include having the Company deduct such FICA tax required by law to be withheld from any payment of any kind due the Holder. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 19 shall be made in its sole discretion.

20.	Amendment and Termination of the Plan.

The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Sections 13 and 14 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Holder is obtained.

21.	Rights as a Stockholder.

A Holder or a transferee of an award shall have no rights as a Stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Sections 13 and 14 hereof.

22.	No Rights to Employment or Service as a Director or Consultant.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Holder the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Holder’s employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Holder as long as such Holder continues to be employed by the Company or any Subsidiary.

23.	Beneficiary.

A Holder may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Holder, the executor or administrator of the Holder’s estate shall be deemed to be the Holder’s beneficiary.

24.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

23165 Nexalin Tech. Proxy Card Rev1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

NEXALIN TECHNOLOGY, INC.

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 9, 2023.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting.
To attend the annual meeting, visit:
https://www.cstproxy.com/nexalin/2023

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

The Board of Directors recommends you vote FOR

1. Election of Directors
   Nominees
   01) Leslie Bernhard
   02) Mark White
   03) David Owens, M.D.
   04) Alan Kazden
   05) Ben V. Hu, M.D.

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTROL NUMBER

Signature________________________Signature, if held jointly________________________Date__________, 2023

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If it is a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer.

23165 Nexalin Tech. Proxy Card Rev1 Back

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

NEXALIN TECHNOLOGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON NOVEMBER 10, 2023

The undersigned hereby appoints Mark White and Alan Kazden, and each of them, with the full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Nexalin Technology, Inc., (the "Company") to be held on November 10, 2023 at 10 a.m. ET, in a virtual meeting conducted via live audio webcast at **https://www.cstproxy.com/nexalin/2023** and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

Continued and to be signed on the reverse side.